                                                                    EXHIBIT 99.1

                                    FORM OF
                             LETTER OF TRANSMITTAL
                         FLAG TELECOM HOLDINGS LIMITED

                                 OFFER TO EXCHANGE
               $300,000,000 11 5/8% SENIOR DOLLAR NOTES DUE 2010
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                            OF 1933, AS AMENDED AND
              [EURO]300,000,000 11 5/8% SENIOR EURO NOTES DUE 2010
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                              OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
               $300,000,000 11 5/8% SENIOR DOLLAR NOTES DUE 2010
            AND [EURO]300,000,000 11 5/8% SENIOR EURO NOTES DUE 2010
             PURSUANT TO THE PROSPECTUS, DATED              , 2000.

              DELIVERY TO: THE BANK OF NEW YORK, AS EXCHANGE AGENT

                FOR DOLLAR NOTES AND EURO NOTES NOT HELD THROUGH
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

BY MAIL:                         BY HAND OR OVERNIGHT SERVICE:

THE BANK OF NEW YORK             THE BANK OF NEW YORK
101 BARCLAY STREET               101 BARCLAY STREET
7 EAST                           CORPORATE TRUST SERVICES WINDOW
NEW YORK, NEW YORK 10286         GROUND LEVEL
ATTENTION: [  ]                  NEW YORK, NEW YORK, 10286
REORGANIZATION SECTION           ATTENTION: [  ]
                                 REORGANIZATION SECTION

                           FACSIMILE: (212) 815-6339
                      CONFIRM BY TELEPHONE: (212) 815-2742

                          FOR EURO NOTES HELD THROUGH
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

BY MAIL:                             BY HAND OR OVERNIGHT SERVICE:

THE BANK OF NEW YORK                 THE BANK OF NEW YORK
LONDON BRANCH                        LONDON BRANCH
30 CANNON STREET                     30 CANNON STREET
LONDON EC4M 6XH                      LONDON EC4M 6XH
UNITED KINGDOM                       UNITED KINGDOM
ATTENTION: LINDA ROAD                ATTENTION: LINDA ROAD
CORPORATE TRUST ADMINSITRATION       CORPORATE TRUST
                                     ADMINSITRATION

                           FACSIMILE: 44 207 964 6399
                     CONFIRM BY TELEPHONE: 44 207 964 7284

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

    The undersigned acknowledges receipt of the Prospectus, dated             ,
2000 (the "Prospectus"), of FLAG Telecom Holdings Limited, a Bermuda company (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $300,000,000 11 5/8% Senior Dollar Notes due 2010 and [Euro]300,000,000 11 5/8% Senior Euro Notes due 2010 (the "Exchange Notes") for an equal principal amount of the outstanding $300,000,000 11 5/8% Senior Dollar Notes due 2010 and [Euro]300,000,000 11 5/8% Senior Euro Notes due 2010 (the "Initial Notes").

    For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount at maturity equal to and denominated in the same currency as that of the surrendered Initial Note. The Exchange Notes will accrue interest at the applicable per annum rate from and including the most recent date to which interest has been paid on the Initial Notes or, if no interest has been paid on the Initial Notes, from and including the date of issuance of the Initial Notes. Interest on the Exchange Notes is payable on March 30 and September 30 of each year commencing September 30, 2000. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion. The term "Expiration Date" shall mean
          , 2000 (20 days following the commencement of the Exchange Offer), unless the Exchange Offer is extended if and as required by applicable law or in the discretion of the Company, in which case Expiration Date shall mean the latest date to which the Exchange Offer is extended. In order to extend the Expiration Date, the Company will notify the Exchange Agent of any extension by oral or written notice and may notify the holders of the Initial Notes by mailing an announcement or by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter is to be completed by a holder of Initial Notes if Initial Notes are to be forwarded herewith or if a tender of Initial Notes, if available, is to be made by book-entry transfer or electronic transmission to the account maintained by the Exchange Agent at The Depository Trust Company, Euroclear or Clearstream, Luxembourg, as the case may be (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "Terms of the Exchange Offer" section of the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "Terms of the Exchange Offer-Guaranteed Delivery Procedure" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF INITIAL NOTES
---------------------------------------------------------------------------------------------------------------
                                                               (1)                (2)                (3)
                                                                               AGGREGATE
                                            NAME(S) AND ADDRESS(ES)            PRINCIPAL          PRINCIPAL
                                            OF REGISTERED HCERTIFICATE         AMOUNT OF           AMOUNT
                                          (PLEASE FILL IN, NUMBER(S)*       INITIAL NOTE(S)      TENDERED**
---------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------
                                                              TOTAL
---------------------------------------------------------------------------------------------------------------

* Need not be completed if Initial Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of $1,000 or [Euro]1,000, as applicable, and any integral multiple thereof. See Instruction 1.

                              ACCOUNT INFORMATION

    / / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number __________________ Transaction Code Number __________________

    / / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which guaranteed delivery ______________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number ___________________Transaction Code Number __________________

    / / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    ____________________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Initial Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Initial Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of Initial Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "Terms of the Exchange Offer-Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a Initial Notes tendered by DTC, Euroclear or Clearstream, Luxembourg, please credit the account indicated above maintained at DTC, Euroclear or Clearstream, Luxembourg. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes".

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

      To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue: Exchange Notes and/or Initial Notes to:

  Name(s) ____________________________________________________________________
                                 (Please Type or Print)

   __________________________________________________________________________
                             (Please Type or Print)
  Address ____________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                   (Zip Code)

   __________________________________________________________________________

  / / Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
                         (Book-Entry Transfer Facility
                         Account Number, if applicable)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

      To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Initial Notes" on this Letter above.

  Mail: Exchange Notes and/or Initial Notes to:

  Name(s) ____________________________________________________________________
                             (Please Type or Print)

   __________________________________________________________________________
                             (Please Type or Print)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
-----------------------------------------------------              (Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, OR IF THE INITIAL NOTES ARE HELD THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


     ------------------------------------------------------------,
x    2000

     ------------------------------------------------------------,
x    2000


------------------------------------------------------------  ----------------------------
Signature(s) of Owner                                         Date

Area Code and Telephone Number
--------------------------------------------------------------------------------

    If a Holder is tendering an Initial Note, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Note or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated: ___________________________________________________________________, 2000

                                  INSTRUCTIONS

                             FORMING PART OF THE TERMS
                    AND CONDITIONS OF THE OFFER TO EXCHANGE
               $300,000,000 11 5/8% SENIOR DOLLAR NOTES DUE 2010
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                              OF 1933, AS AMENDED,
            AND [EURO]300,000,000 11 5/8% SENIOR EURO NOTES DUE 2010
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                              OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
               $300,000,000 11 5/8% SENIOR DOLLAR NOTES DUE 2010
            AND [EURO]300,000,000 11 5/8% SENIOR EURO NOTES DUE 2010
                         FLAG TELECOM HOLDINGS LIMITED

1.  DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "Terms of the Exchange Offer--Book- Entry Transfer" section of the Prospectus. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation or electronic transmission, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or [Euro]1,000, as applicable, and any integral multiple thereof.

    Holders of Initial Notes whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "Terms of the Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in instruction 3 below), (ii) prior to 5:00 p.m., New York City time or if the Initial Notes are held through Euroclear or Clearstream, Luxembourg, 5:00 p.m., London time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation or confirmation from Euroclear or Clearstream, Luxembourg, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation or confirmation from Euroclear or Clearstream, Luxembourg, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the Expiration Date.

    The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, or if the Initial Notes are held through Euroclear or Clearstream, Luxembourg, 5:00 p.m., London time, on the Expiration Date.

          See "Terms of the Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF INITIAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes-Principal Amount Tendered." A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the recordholder(s) of the Initial Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Initial Notes without any change whatsoever. If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

    If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    ENDORSEMENTS ON CERTIFICATES FOR INITIAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE INITIAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER (OR BY A PARTICIPANT IN THE DEPOSITORY TRUST COMPANY WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THE LETTER OF TRANSMITTAL AND THE EXCHANGE NOTES ARE BEING ISSUED DIRECTLY TO SUCH REGISTERED HOLDER (OR DEPOSITED INTO THE PARTICIPANT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY), OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Initial Notes may designate thereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAXPAYER IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose Initial Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Exchange Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

    To prevent backup withholding, each tendering holder of Initial Notes must provide its correct TIN and certify that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

    The Company will pay or cause to be paid all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however (i) certificates representing Exchange Notes or Initial Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or, are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered, (ii) tendered Initial Notes are registered in the name of any person other than the person signing this Letter or (iii) a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE INITIAL NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

    Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.